YieldMax NVDA Option Income Strategy ETF
Schedule of Investments
July 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 38.8%		Par	Value
United States Treasury Note/Bond
4.25%, 10/15/2025 (a)		$111,395,000	$111,382,451
3.88%, 01/15/2026 (a)		620,227,000	619,147,638
TOTAL U.S. TREASURY SECURITIES (Cost $730,341,120)			730,530,089

PURCHASED OPTIONS - 9.8%(b)	Notional Amount	Contracts
Call Options - 9.8%			$–
NVIDIA Corp. (c)(d)(e)		–	$–
Expiration: 08/01/2025; Exercise Price: $185.00	$251,686,050	14,150	134,425
Expiration: 08/01/2025; Exercise Price: $187.50	118,995,030	6,690	30,105
Expiration: 08/08/2025; Exercise Price: $192.50	355,740,000	20,000	620,000
Expiration: 08/08/2025; Exercise Price: $195.00	177,870,000	10,000	200,000
Expiration: 08/08/2025; Exercise Price: $197.50	533,610,000	30,000	405,000
Expiration: 09/19/2025; Exercise Price: $165.00	968,502,150	54,450	100,868,625
Expiration: 09/19/2025; Exercise Price: $170.00	946,090,530	53,190	83,109,375
TOTAL PURCHASED OPTIONS (Cost $132,671,861)			185,367,530

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 47.5%		Par
4.17%, 08/14/2025 (a)(f)		$82,692,000	82,564,792
4.19%, 11/06/2025 (a)(f)		275,756,000	272,633,505
4.04%, 02/19/2026 (a)(f)		227,813,000	222,610,384
4.07%, 07/09/2026 (a)(f)		330,490,000	318,100,449
TOTAL U.S. TREASURY BILLS (Cost $896,248,686)			895,909,130

MONEY MARKET FUNDS - 0.1%		Shares
First American Government Obligations Fund - Class X, 4.23%(g)		1,864,891	1,864,891
TOTAL MONEY MARKET FUNDS (Cost $1,864,891)			1,864,891

TOTAL INVESTMENTS - 96.2% (Cost $1,761,126,558)			1,813,671,640
Other Assets in Excess of Liabilities - 3.8%			71,620,482
TOTAL NET ASSETS - 100.0%			$1,885,292,122
two			–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of this security has been pledged to the broker in connection with written options as of July 31, 2025.
(b)	Non-income producing security.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(f)	The rate shown is the annualized effective yield as of July 31, 2025.
(g)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

YieldMax NVDA Option Income Strategy ETF
Schedule of Written Options
July 31, 2025 (Unaudited)

WRITTEN OPTIONS - (4.0)%	Notional Amount	Contracts	Value
Call Options - (0.6)%
NVIDIA Corp. (a)(b)		–	$–
Expiration: 08/01/2025; Exercise Price: $177.50	$(251,686,050)	(14,150)	$(2,646,050)
Expiration: 08/01/2025; Exercise Price: $180.00	(476,691,600)	(26,800)	(2,063,600)
Expiration: 08/01/2025; Exercise Price: $182.50	(118,995,030)	(6,690)	(173,940)
Expiration: 08/08/2025; Exercise Price: $185.00	(355,740,000)	(20,000)	(2,460,000)
Expiration: 08/08/2025; Exercise Price: $187.50	(711,480,000)	(40,000)	(3,100,000)
Total Call Options			(10,443,590)

Put Options - (3.4)%
NVIDIA Corp. (a)(b)(c)		–	$–
Expiration: 09/19/2025; Exercise Price: $165.01	(968,502,150)	(54,450)	(28,268,001)
Expiration: 09/19/2025; Exercise Price: $170.01	(946,090,530)	(53,190)	(36,187,465)
Total Put Options			(64,455,466)
TOTAL WRITTEN OPTIONS (Premiums received $134,048,686)			$(74,899,056)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® Options.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

YieldMax NVDA Option Income Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$730,530,089	$–	$730,530,089
Purchased Options	–	185,367,530	–	185,367,530
U.S. Treasury Bills	–	895,909,130	–	895,909,130
Money Market Funds	1,864,891	–	–	1,864,891
Total Investments	$1,864,891	$1,811,806,749	$–	$1,813,671,640

Liabilities:
Investments:
Written Options	$–	$(74,899,056)	$–	$(74,899,056)
Total Investments	$–	$(74,899,056)	$–	$(74,899,056)